UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10,  2006

CPI CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10204	43-1256674
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Code Number)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 231-1575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Paul Rasmussen, formerly President and Chief Executive Officer of CPI Corp (the "Company"), departed the Company on October 10, 2006.

On October 10, 2006, the Board of Directors of the Company appointed Renato Cataldo, Jr., Pharm.D., age 46, to the positions of President and Chief Executive Officer. Dr. Cataldo joined the Company as its Chief Operating Officer in July 2005 after serving as a consultant to the Company since August 2004. From 1998 until his resignation in August 2004, he served as Chief Executive Officer and Chief Technology Officer of Publicis eHealth Solutions, a division of the Publicis Groupe, S.A., an international communications company. Dr. Cataldo is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The following summary of the Employment Agreement with Dr. Cataldo is qualified by reference in its entirety to the Employment Agreement, incorporated hereto by reference as Exhibit 10.48.

On July 21, 2005, the Company entered into an agreement with Dr. Renato Cataldo under which Dr. Cataldo was hired to serve as the Chief Operating Officer of the Company, commencing July 25, 2005. The term of Dr. Cataldo’s employment is indefinite.

Dr. Cataldo’s starting base salary was $275,000 annually. He also received an award of restricted stock valued at $100,000, based on the closing price of the Company’s common stock on the last trading day preceding his commencement of employment. Subject to Dr. Cataldo’s continued employment with the Company on each vesting date, the restricted stock vests in three equal increments, at the close of the first three Fiscal Years during the period of his employment, beginning with the Fiscal Year ended February 2006.

Dr. Cataldo participates in the Company’s Performance Incentive Plan (the "Plan"), which governs annual performance-based awards for designated executives and key employees. It is anticipated that payments made to Dr. Cataldo under the Plan will be made substantially in the form of restricted stock.

Dr. Cataldo is entitled to participate in other active benefits and plans available to executives, including participation in the Company’s 401(k) plan, health care and disability coverage, life insurance and paid vacation. Dr. Cataldo is subject to customary confidentiality, non-compete and insider obligations, which include an agreement not to be employed by or act as a consultant for any direct competitor of the Company.

In the event Dr. Cataldo’s employment is terminated by the Company without Cause (as defined in the Agreement), he will be paid a lump sum amount equal to one year’s base salary.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 10.48    Employment Agreement by and between CPI Corp. and Renato Cataldo, incorporated by reference to CPI Corp.’s Form 10-Q, Exhibit 10.102, filed 9/1/05. File No. 1-10204

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI CORP.

Date: October 16, 2006	By:	/s/ Gary W. Douglass
Gary W. Douglass
Executive Vice President, Finance, Chief Financial Officer and Treasurer